Quality endures. First Quarter 2014 UMB Financial Exhibit 99.3

Cautionary Notice about Forward-Looking Statements

This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on
Form 10-K for the year ended December 31, 2013, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the
Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-
looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Quarterly Report on Form 10-Q, Current
Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

Earnings Summary
$ in thousands, except per-share data; unaudited

1Q14 4Q13 1Q13 vs. 4Q13 vs. 1Q13
Net Interest Income 85,445 $      85,914 $      79,483 $      (0.5)         7.5
Noninterest Income 122,964       135,607       121,016       (9.3)         1.6
Total Revenue 208,409       221,521       200,499       (5.9)         3.9
Noninterest Expense 172,241       170,426       150,378       1.1          14.5
Operating Income 36,168         51,095        50,121        (29.2)       (27.8)
Provision for loan losses 4,500          4,000          2,000          12.5        125.0
Income before Taxes 31,668         47,095        48,121        (32.8)       (34.2)
Income Tax Expense 8,255          12,432        13,180        (33.6)       (37.4)
Net Income 23,413 $      34,663 $      34,941 $      (32.5)       (33.0)
Diluted EPS 0.52 $         0.77 $         0.87 $         (32.5) (40.2)
Dividends per share 0.225          0.225          0.215          -          4.7
WASO 44,742,068 44,511,742 39,881,505 0.5 12.2
% variance

Net Interest Income

+7.5%
Net Interest Income 1Q’14 vs. 1Q’13
• Loan Growth
• Improved deposit pricing
$78.4
$79.9
$79.1
$79.5
$79.1
$80.4
$80.4
$80.2
$79.5
$82.3
$85.5
$85.9
$85.4
2.90%
2.98%
2.98%
2.91%
2.75%
2.82%
2.80%
2.64%
2.51%
2.56%
2.61%
2.51%
2.39%
$65.0
$70.0
$75.0
$80.0
$85.0
$90.0
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Net Interest Income NIM%

Millions
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14

Noninterest Income Highlights
5 Year
CAGR
23.5%
Trust & Securities Processing Revenue
Trust & Securities Processing Composition:
Equity Earnings/Alternatives
Trading & Investment Banking
Other
Deposit Service Charges
Trust & Securities Processing
Brokerage Fees
Gains on Sale of Securities
Bankcard Fees
$71.6 million in 1Q14
Primary components:
Insurance Fees

58.2%
17.5%
12.7%
3.5%
2.8%
2.1%
1.5%
1.2%
0.5%
$24.9
$35.6
$51.7
$54.7
$62.3
$71.6
the Bank segment
•$16.9M – Personal & Institutional Asset Mgmt in
•$20.9M – Asset Servicing
•$33.8M - Institutional Investment Management

$ millions
Coverage Ratio %
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13
1Q14

NI
Expense
CAGR
10.1%
Noninterest Expense
Noninterest expense increased 14.5% to $172.2 million vs. 1Q’13
• Salary and benefit expense increased $5.2 million or 6.2% compared to 1Q’13
• Expense for contingent consideration liabilities on acquisitions was $4.5 million in 1Q’14 compared to just
$3.3 million a year ago
• Expense for a contingency reserve related to Prairie Capital Management added $15 million to expense in
1Q’14
Salary
CAGR
8.9%
NI
Income
CAGR
12.3%
Managed FTE Costs; Growing Noninterest Income

* Noninterest Income/Noninterest Expense
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
$40
$60
$80
$100
$120
$140
$160
$180
Salary/Benefit Expense Noninterest Income
Total Noninterest Expense Coverage Ratio*

Select Balance Sheet Items

$ in thousands, average balances; unaudited
vs. 4Q13 vs. 1Q13
Avg. Balance Avg. Balance Avg. Balance
Assets
Loans, net of unearned interest 6,678,932 $   3.58       6,483,711 $   3.62       5,814,855 $   3.82       3.0 14.9
Total securities 6,997,052      1.98       6,969,863      1.97       6,866,546      1.98       0.4 1.9
Total earning assets 15,438,211    2.48       14,453,720    2.60       13,731,068    2.64       6.8 12.4
Allowance for loan losses (74,997)         (75,135)         (71,504)         (0.2) 4.9
Total assets 16,504,251 $ 15,533,761 $ 14,783,017 $ 6.2 11.6
Liabilities and Shareholders' Equity
Interest-bearing deposits 7,968,400 $   0.16       7,795,495 $   0.15       7,018,471 $   0.22       2.2 13.5
Total interest-bearing liabilities 9,641,869      0.15       8,973,635      0.14       8,696,925      0.21       7.4 10.9
Noninterest-bearing demand deposits 5,167,513      4,903,429      4,626,556      5.4 11.7
Shareholders' Equity 1,547,722      1,514,145      1,282,397      2.2 20.7
Total liabilities and shareholders' equity 16,504,251 $ 15,533,761 $ 14,783,017 $ 6.2 11.6
Net interest spread 2.33 2.47 2.43
Net interest margin 2.39 2.51 2.51
% variance
1Q14 4Q13 1Q13
Avg Yield
/ Rate %
Avg Yield
/ Rate %
Avg Yield
/ Rate %

Consistent Loan Growth 5 Year CAGR 8.6% 8 $4.4 $4.6 $5.1 $5.8 $6.7 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% Average Net Loans Average Loan Yield

Average Balance, AFS:
$6.7 billion
Average Yield:
1.89%
Investment Mix
Securities Available for Sale,
At March 31, 2014
Agencies
High Quality Investment Portfolio

Securities Gains $ in thousands
1Q13 5,893 $
2Q13 1,519 $
3Q13 1,140 $
4Q13 (10) $
1Q14 1,470 $
Roll off Purchased
($ millions) Yield ($ millions) Yield
2Q13 $340 2.13% $815 1.41%
3Q13 $265 1.85% $77 1.02%
4Q13 $308 2.04% $355 0.64%
1Q14 $528 1.53% $618 1.26%
Scheduled Cash Flow
2Q14 $263 2.03%
Next 12 months
$1,058 2.01%
CDs & Corporates
Municipals
Mortgage-Backed Securities
Treasuries
AFS Portfolio Statistics
45.8%
29.1%
15.1%
6.3%
3.7%
Duration/Life (in months)
at 03/31/14
Avg. Life Total 46.66 47.55
Duration Total 43.03 44.12
at 12/31/13

Key Metrics
Credit Quality
$ in thousands
Performance Metrics
Net Charge-Offs Nonperforming Loans
ROAE/ROAA Efficiency Ratio/NIM

11.05%
9.31%
10.84%
9.08%
6.13%
0.96%
0.81%
0.92%
0.89%
0.58%
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Return on Avg Equity Return on Avg Assets
73.46% 73.50%
70.77%
73.64%
79.67%
2.51%
2.56%
2.61%
2.51%
2.39%
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Efficiency Ratio Net Interest Margin
$3,545
$3,234
$3,209
$4,187
$3,737
0.25%
0.21%
0.20%
0.26%
0.23%
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Net Charge-offs NCOs/Avg Loans
$27,580
$25,489
$31,260
$30,706
$30,153
0.46%
0.40%
0.48%
0.47%
0.45%
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14
Nonperforming Loans NPLs/Loans

Business Segment Updates

Bank
Quarter 2014 Highlights
$8.4
$9.5
$10.3
$11.6
$13.1
32.7%
32.3%
38.7%
39.7%
39.3%
1Q'10 1Q'11 1Q'12 1Q'13 1Q'14
Interest Bearing Non-Interest Bearing
$4.4
$4.6
$5.1
$5.8
$6.7
1Q'10 1Q'11 1Q'12 1Q'13 1Q'14
Average Net Loans
$ in billions
Average Deposits
$ in billions
Bank Operating Results $
3 mos Ended
Dec 31, Y/Y Q/Q
2014 2013 2013
Net interest income 71,121 $   67,260 $   73,874 $      5.7% -3.7%
Provision for loan losses 2,426 309 1,340 685.1% 81.0%
Noninterest income 47,420 52,748 62,405 -10.1% -24.0%
Noninterest expense 107,753 91,536 99,139 17.7% 8.7%
NI before taxes 8,362 28,163 35,800 -70.3% -76.6%
Income tax expense 1,942 7,705 8,905 -74.8% -78.2%
Net income 6,420 $     20,458 $   26,895 $      -68.6% -76.1%
pre-tax profit margin 7.1% 23.5% 26.3%
3 mos Ended % Change
March 31,
in 000s, unaudited
5 yr
CAGR
8.6%
5 yr
CAGR
15.2%

1
st
Default workouts in corporate trust
continue to grow, with revenue of $761K
in the quarter, an increase of 163%
Expense for a contingency reserve
related to Prairie Capital Mgmt added
$15 million to expense in 1Q’14
Average net loans grew for the 16
th
consecutive quarter, year-over-year,
increasing 14.9% to $6.7 billion

Bank - Lending
Diverse Loan Book
(Actual Loan Balances at March 31)

10.3%
2.2%
8.6%
4.5%
8.4%
0.9%
6.2%
4.4%
46.7%
54.7%
27.7%
25.4%
$4.7
$5.1
$6.0
$6.8
1Q'11 1Q'12 1Q'13 1Q'14
Commercial & Industrial Commercial Real Estate Consumer Real Estate Credit Card Consumer - Other Home Equity

Bank - Deposits
Diverse Sources of Deposits
(Average Deposits for Three Months Ended March 31)

2.7%
4.1%
2.7%
7.7%
5.8%
4.2%
4.2%
5.6%
6.9%
6.9%
29.4%
32.7%
35.7%
24.5%
11.9%
15.0%
$8.4
$9.5
$10.3
$11.6
1Q'11 1Q'12 1Q'13 1Q'14
Commercial/Treasury Mgmt Consumer Banking Asset Servicing
Private Wealth Mgmt Institutional Asset Mgmt Healthcare Svcs
Small Business Banking Inst. Banking & Investor Services

Bank – Commercial Banking
High Growth Regions
1Q’14 vs. 1Q’13
• Arizona +48.6%
Commercial Loans By Region
• St. Louis +28.3%
• Oklahoma    +18.4%
Loan Balances
$ in billions, Average C&I and CRE Loan Balances for Three Months Ended March 31

47.2%
45.9%
44.1%
42.8%
41.6%
0%
50%
100%
1Q'10 1Q'11 1Q'12 1Q'13 1Q'14
KC CO STL Greater MO KS OK AZ NE TX
$3.41
$3.61
$4.03
$4.71
$5.52
1Q'10 1Q'11 1Q'12 1Q'13 1Q'14
5 yr
CAGR
1Q ‘09–1Q’14
10.2%

Bank – Private Wealth Mgmt. & Consumer Banking

Assets Under Management
$ in billions
Home Equity Lines of Credit
$ in billions
$10.2B
$10.9B
$5,490
$5,366
$6,390
$7,044
$7,376
$1,744
$2,035
$2,219
$2,853
$3,195
$152
$188
$226
$351
$364
2010 2011 2012 2013 1Q14
Private Wealth & Institutional Asset Mgmt Prairie Capital Management Brokerage Assets
$901
$971
$1,096
$1,173
$1,250
$444
$468
$531
$543
$559
49.3%
48.2%
48.5%
46.3%
44.7%
1Q '10 1Q '11 1Q '12 1Q '13 1Q '14
Commitments Balances Utilization
$7.4B
$7.6B
$8.8B

A
B
x
C
E
AUM increased 25% year-over-year to
$32.2 billion
The Scout Equity Opportunity Fund
was launched on March 28.
Scout received approval for a UCITS
structure during the quarter, allowing
greater international distribution
capabilities
Institutional Investment Management

Total Scout Assets Under Management
$ in billions
1   Quarter 2014 Highlights
$25.7
$26.3
$29.3
$31.2
$32.2
1Q'13 2Q13 3Q13 4Q13 1Q14
st
C
E
Institutional Investment Management Operating Results $ in 000s, unaudited
3 mos Ended
Dec 31, Y/Y Q/Q
2014 2013 2013
Net Interest income (2) $          - $           (10) $            -80.0%
Noninterest income 34,095 28,552 34,893 19.4% -2.3%
Noninterest expense 25,894 18,845 29,583 37.4% -12.5%
NI before taxes 8,199 9,707 5,300 -15.5% 54.7%
Income tax expense 2,184 2,667 1,127 -18.1% 93.8%
Net income 6,015 $     7,040 $    4,173 $        -14.6% 44.1%
pre-tax profit margin 24.0% 34.0% 15.2%
March 31,
% Change 3 mos Ended

1Q14
4Q13
3Q13
2Q13
1Q13
$47.7
($331.0)
$1,030.6
$248.8
($120.4)
$829.9
$1,062.2
$86.8
$645.6
$1,053.4
$1,239.6
$56.2
($84.0)
($250.4)
$171.8
$729.9
$48.7
$1,435.7
$585.7
$134.4
-$1,000
-$500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Equity Flows
Equity Market Impact
Fixed Income Flows
Fixed Income Market Impact

AUM Drivers
$ in millions
$2,204.5
$996.1
Total Change
($millions)
$25,746.8
$32,163.5
Total AUM
($millions)
$567.3 $26,314.1
Institutional Investment Management

$2,994.8 $29,308.9
$1,858.5 $31,167.4

UMB

Billions
$0.1
$10.2
$0.8
$0.6
$8.2
2010
$0.6
$10.3
$0.6
$8.2
2011
$0.8
$11.4
$10.4
2012
$2.8
$12.6
$3.2
$12.6
2013
$3.2
$13.4
$3.3
$12.3
1Q14
Equity Mutual Funds
Equity Institutional & Other
Money Market
Fixed Income Institutional & Other
Fixed Income Mutual Funds

Total AUM $19.9B $19.7B $23.5B Institutional Investment Management 19 $31.2B $32.2B

Equity Strategies
International
Mid Cap
International ADR
Emerging Markets
Global
Small Cap
Other:

Fixed Income Strategies
Core Plus
Low Duration
Long Duration
Core
Intermediate
Unconstrained
Global Aggregate
Real Return
Equity Fixed Income
52%
48%
66.2%
29.0%
2
.8%
1.8%
0.2%
32.4%
23.1%
20.2%
13.8%
5.9%
2.7%
1.8%
0.1%
AUM by Strategy – As of 1Q’14

$1.04
$1.10
$1.06
$1.08
$1.31
$1.36
$1.29
$1.26
$1.58
$1.48
$1.37 $1.38
$1.79
$1.72
$1.64
$1.63
$2.10
$11.7
$14.7
$15.3
$16.6
$16.7
Purchase Volume ($ billions) Interchange ($ millions)
Payment Solutions
A
B
Total debit and credit purchase volume
increased by 17% year-over-year to
surpass $2 billion
Balances in our FDIC sweep product
have grown at a CAGR of 109% over
the past 5 years, ending March at
$23.7 billion
1
st
Quarter 2014 Highlights

Durbin
effective
Healthcare deposits grew to
$751M and healthcare assets
grew to $57.1M, for a combined
increase of 33.0% over 1Q’13
Payment Solutions Operating Results $ in 000s, unaudited
3 mos Ended
Dec 31, Y/Y Q/Q
2014 2013 2013
Net interest income 12,388 $   11,548 $   11,505 $     7.3% 7.7%
Provision for loan losses 2,074 1,691 2,660 22.6% -22.0%
Noninterest income 20,235 19,437 17,737 4.1% 14.1%
Noninterest expense 21,015 20,117 23,121 4.5% -9.1%
NI before taxes 9,534 9,177 3,461 3.9% 175.5%
Income tax expense 2,609 2,534 1,271 3.0% 105.3%
Net income 6,925 $     6,643 $     2,190 $       4.2% 216.2%
pre-tax profit margin 29.2% 29.6% 11.8%
% Change
March 31,
3 mos Ended
Total Card Purchase Volume & Interchange Revenue

$6.79
$5.81
$5.22
$4.28
$3.46
2009
2010
2011
2012
2013
Other
Private Label Credit
Retail Credit
Commercial Credit
Retail Debit
Healthcare

Payment Solutions 22 Annual Purchase Volume by Card Type 43.6% 21.5% 18.6% 11.8% 2.0% 2.5% 27.1% 35.9% 19.2% 11.1% 3.5% 3.2%

Asset Servicing
A
B
Total AUA increased by 18% to $195.5
billion year-over-year
UMB Fund Services was recognized as the
Best Administrator in North America as part
of the 2014 Hedgeweek Awards
1
st
Quarter 2014 Highlights

Assets Under Administration
$billions
Asset Servicing Operating Results $ in 000s, unaudited
3 mos Ended
Dec 31, Y/Y Q/Q
2014 2013 2013
Net interest income 1,938 $     675 $        545 $         187.1% 255.6%
Noninterest income 21,214 20,279 20,572 4.6% 3.1%
Noninterest expense 17,579 19,880 18,583 -11.6% -5.4%
NI before taxes 5,573 1,074 2,534 418.9% 119.9%
Income tax expense 1,520 274 1,129 454.7% 34.6%
Net income 4,053 $     800 $        1,405 $       406.6% 188.5%
pre-tax profit margin 24.1% 5.1% 12.0%
% Change
March 31,
3 mos Ended

$ Billions
$35.9
$44.1
$48.4
$52.1
$58.2
$63.0
$66.8
160
179
181
182
196
219
229
2011
2012
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
Assets Under Administration
# of Funds Serviced

$ Billions
$24.7
$26.3
$27.9
$28.3
$29.3
$27.9
$27.1
467
532
543
549
551
514
512
2011
2012
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
Assets Under Administration
# of Funds Serviced

Thousands
802.4
946.8
1,058.7
1,213.8
1,208.0
1,280.1
1,122.6
256
270
275
284
303
301
313
2011
2012
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
# of Shareholders
# of Funds Serviced

$ Billions
$115.6
$54.9
$58.5
$56.2
$62.9
$68.0
$65.6
499
443
432
400
416
411
432
2011
2012
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
Assets Under Administration
# of Custody Accounts

Asset Servicing Fund Accounting & Administration Alternative Asset Servicing Custody Transfer Agency 24

Building a company for the next 100 years. UMB Financial First Quarter 2014